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                                                                   EXHIBIT 10.23


                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND



TO: Vancouver Stock Exchange
    609 Granville Street
    Vancouver, British Columbia V7Y 1H1


I acknowledge that:


(a)                               ("           ") has entered into an agreement
    with             under which           escrow shares of DataWave Vending
    Inc. (the "Shares") will be transferred to             upon receipt of
    regulatory approval, and

(b) the Shares are held in escrow subject to escrow agreements dated for reference November 16, 1993 (the "Escrow Agreements"), copies of which are attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt
and sufficiency of which is acknowledged)             agrees, effective upon
receipt of regulatory approval of the transfer to it of the Shares, to be bound by the Escrow Agreements in respect of the Shares as if it were an original signatory to the Escrow Agreements.


DATED at Vancouver, British Columbia, this      day of     , 1995.



The Common Seal of                 )
                  was hereunto     )
affixed in the presence of:        )
                                   )
                                   )
_________________________________  )
Authorized Signatory               )     (C/S)
                                   )
_________________________________  )
Authorized Signatory